Capital Group Growth ETF (CGGR)
Investment portfolio
August 31, 2026
unaudited

Common stocks 97.44% Information technology 38.24%	Shares	Value (000)
NVIDIA Corp.	5,896,215	$1,301,766
Broadcom, Inc.	3,206,580	1,187,525
Microsoft Corp.	2,312,270	1,172,991
Micron Technology, Inc.	943,892	904,938
Cloudflare, Inc., Class A (a)	1,967,034	600,162
Apple, Inc.	1,831,278	580,240
Shopify, Inc., Class A, subordinate voting shares (a)	2,950,644	434,836
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	845,670	351,224
Strategy, Inc., Class A (a)	2,191,155	291,292
SK hynix, Inc.	164,136	200,763
SK hynix, Inc. (ADR) (b)	549,663	90,463
Intel Corp. (a)	3,063,232	274,190
ASML Holding NV (ADR)	151,146	256,345
Amphenol Corp., Class A	1,493,928	236,862
KLA Corp.	1,288,261	226,025
Cerebras Systems, Inc., Class A (a)(b)	1,061,913	195,647
Salesforce, Inc.	634,859	163,502
Fair Isaac Corp. (a)	115,689	132,720
Akamai Technologies, Inc. (a)	1,082,878	117,622
Arista Networks, Inc. (a)	580,104	113,521
Applied Materials, Inc.	240,376	110,186
Cisco Systems, Inc.	984,367	108,763
Coherent Corp. (a)	382,855	106,369
Constellation Software, Inc.	45,240	102,454
Western Digital Corp.	215,948	97,295
First Solar, Inc. (a)	456,168	92,100
Cadence Design Systems, Inc. (a)	269,705	91,371
Bending Spoons SpA (a)(b)	1,574,900	65,122
Aurora Innovation, Inc., Class A (a)(b)	11,224,882	63,196
Quantinuum, Inc., Class A (a)(b)	317,361	15,900
		9,685,390
Communication services 14.26%
Alphabet, Inc., Class C	2,421,371	812,152
Alphabet, Inc., Class A	2,287,007	776,096
Meta Platforms, Inc., Class A	2,378,567	1,361,349
Netflix, Inc. (a)	3,019,989	244,770
Live Nation Entertainment, Inc. (a)	891,460	160,365
Nintendo Co., Ltd.	2,118,100	119,913
AppLovin Corp., Class A (a)	310,830	96,997
Space Exploration Technologies Corp., Class A (a)	289,315	41,572
		3,613,214
Capital Group Growth ETF — Page 1 of 6

unaudited
Common stocks (continued) Consumer discretionary 11.68%	Shares	Value (000)
Tesla, Inc. (a)	2,882,737	$1,060,703
Amazon.com, Inc. (a)	2,418,496	628,253
Chipotle Mexican Grill, Inc. (a)	5,886,105	223,849
D.R. Horton, Inc.	1,391,811	201,200
DoorDash, Inc., Class A (a)	810,647	187,859
Royal Caribbean Cruises, Ltd.	688,637	185,064
Carvana Co., Class A (a)	1,951,027	143,323
NIKE, Inc., Class B	2,507,280	97,934
Aramark	1,699,652	95,708
Burlington Stores, Inc. (a)	309,090	80,289
Norwegian Cruise Line Holdings, Ltd. (a)	3,317,096	53,538
		2,957,720
Health care 11.10%
Eli Lilly and Co.	461,360	533,669
Vertex Pharmaceuticals, Inc. (a)	945,914	515,069
Moderna, Inc. (a)	2,316,671	325,122
Intuitive Surgical, Inc. (a)	771,254	290,655
Amgen, Inc.	527,175	226,622
UnitedHealth Group, Inc.	477,771	186,049
Alnylam Pharmaceuticals, Inc. (a)	748,057	180,050
Thermo Fisher Scientific, Inc.	222,061	137,034
Mettler-Toledo International, Inc. (a)	79,681	111,963
HCA Healthcare, Inc.	212,690	88,149
Ionis Pharmaceuticals, Inc. (a)	1,325,584	80,012
Guardant Health, Inc. (a)	441,992	70,285
Insmed, Inc. (a)	542,070	66,035
		2,810,714
Industrials 7.84%
TransDigm Group, Inc.	400,453	469,227
General Electric Co.	794,917	266,862
GE Vernova, Inc.	211,025	189,612
Quanta Services, Inc.	312,274	189,578
Deere & Co.	270,764	177,326
Uber Technologies, Inc. (a)	2,116,107	160,083
FTAI Aviation, Ltd.	535,310	101,762
Rolls-Royce Holdings PLC	4,700,900	97,470
Bombardier, Inc., Class B (a)	400,201	86,581
Airbus SE, non-registered shares	376,249	86,200
United Airlines Holdings, Inc. (a)	605,055	65,340
Northrop Grumman Corp.	120,233	64,890
Innio NV (a)	1,566,551	31,644
		1,986,575
Financials 6.33%
Visa, Inc., Class A	2,226,253	844,573
Affirm Holdings, Inc., Class A (a)	2,041,694	152,004
Block, Inc., Class A (a)	1,778,160	145,845
KKR & Co., Inc.	1,096,483	120,306
Mastercard, Inc., Class A	185,469	109,299
Toast, Inc., Class A (a)	2,836,410	96,693
Capital Group Growth ETF — Page 2 of 6

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Rocket Companies, Inc., Class A (a)	5,495,901	$73,700
Robinhood Markets, Inc., Class A (a)	580,020	60,792
		1,603,212
Materials 2.27%
Grupo Mexico, SAB de CV, Series B	13,394,215	184,106
Wheaton Precious Metals Corp. (b)	1,220,024	184,016
Glencore PLC	14,690,908	118,561
Albemarle Corp.	648,370	87,511
		574,194
Consumer staples 2.13%
Performance Food Group Co. (a)	2,301,811	228,271
Philip Morris International, Inc.	857,382	160,588
Costco Wholesale Corp.	160,893	151,865
		540,724
Real estate 1.94%
Welltower, Inc. REIT	1,787,953	422,386
CoStar Group, Inc. (a)	2,128,749	68,269
		490,655
Energy 1.29%
EOG Resources, Inc.	1,487,848	215,678
Diamondback Energy, Inc.	555,794	111,426
		327,104
Utilities 0.36%
Constellation Energy Corp.	335,940	92,306
Total common stocks (cost: $19,641,115,000)		24,681,808
Rights & warrants 0.00% Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040 (a)(c)	4,185	— (d)
Total rights & warrants (cost: $0)		— (d)
Short-term securities 2.62% Money market investments 2.62%
Capital Group Central Cash Fund 3.78% (e)(f)	6,637,479	663,681
Total short-term securities (cost: $663,670,000)		663,681
Total investment securities 100.06% (cost: $20,304,785,000)		25,345,489
Other assets less liabilities (0.06)%		(15,724)
Net assets 100.00%		$25,329,765
Capital Group Growth ETF — Page 3 of 6

unaudited
Investments in affiliates (f)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 2.62%
Money market investments 2.62%
Capital Group Central Cash Fund 3.78% (e)	$483,863	$1,354,605	$1,174,833	$35	$11	$663,681	$4,730

(a)	Non-income producing.
(b)	All or a portion of this security was on loan.
(c)	Value determined using significant unobservable inputs.
(d)	Amount less than one thousand.
(e)	Rate represents the seven-day yield at 8/31/2026.
(f)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Capital Group Growth ETF — Page 4 of 6

unaudited
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of August 31, 2026, were as follows (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$9,685,390	$—	$—	$9,685,390
Communication services	3,613,214	—	—	3,613,214
Consumer discretionary	2,957,720	—	—	2,957,720
Health care	2,810,714	—	—	2,810,714
Industrials	1,986,575	—	—	1,986,575
Financials	1,603,212	—	—	1,603,212
Materials	574,194	—	—	574,194
Consumer staples	540,724	—	—	540,724
Real estate	490,655	—	—	490,655
Energy	327,104	—	—	327,104
Utilities	92,306	—	—	92,306
Rights & warrants	—	—	— *	— *
Short-term securities	663,681	—	—	663,681
Total	$25,345,489	$—	$— *	$25,345,489

*	Amount less than one thousand.
Capital Group Growth ETF — Page 5 of 6

unaudited

Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-302-1026
Capital Group Growth ETF — Page 6 of 6